Fiscal Third Quarter 2025

Financial Results Call

December 5, 2024

NASDAQ: LAKE



Safe Harbor & Non-GAAP Statements

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995
This presentation contains estimates, predictions, opinions, goals and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's expectations for earnings, revenues, expenses, inventory levels, capital levels, liquidity levels, or other future financial or business performance, strategies or expectations, including without limitation the expected benefits of the Pacific, Jolly and LHD acquisitions and our M&A strategy. All statements, other than statements of historical facts, which address Lakeland's expectations of sources or uses for capital, or which express the Company's expectation for the future with respect to financial performance or operating strategies can be identified as forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions as described from time to time in press releases and Forms 8-K, presentations, registration statements, quarterly and annual reports and other reports and filings filed with the Securities and Exchange Commission or made by management. As a result, there can be no assurance that Lakeland's future results will not be materially different from those described herein as "believed," "projected," "planned," "intended," "anticipated," "can," "estimated" or "expected," or other words which reflect the current view of the Company with respect to future events. We caution readers that these forward-looking statements speak only as of the date hereof. With respect to our guidance for revenue and Adjusted EBITDA, such metrics are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management; actual results will vary, and those variations may be material. The Company hereby expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which such statement is based, except as may be required by law.

Non-GAAP Financial Measures
To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures in this presentation: Adjusted EBITDA and Adjusted EBITDA margin, Adjusted EBITDA excluding FX, and Adjusted EBITDA excluding FX margin. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company believes that these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies.

For more information on the non-GAAP financial measures, please see the Reconciliation of GAAP to non-GAAP Financial Measures tables in this presentation. These accompanying tables include details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures.

Agenda:

- COMPANY OVERVIEW
- COMPANY UPDATES
- FINANCIAL RESULTS
- KEY TAKEAWAYS
- Q&A
- CLOSING SUMMARY

On the Call Today:



James M. Jenkins

President, Chief Executive Officer and Executive Chairman



Roger D. Shannon

Chief Financial Officer

Corporate Overview & Objectives

Lakeland Fire + Safety is a global manufacturer of personal protective equipment, apparel and accessories with a Head-to-Toe portfolio of brands. New management is implementing strategies to accelerate growth and margins with an acquisition focus on the fragmented fire turnout gear industry

Near Term Strategy: Leverage a growing market position in fire protection, brands, and accretive M&A to accelerate growth in the fragmented, higher margin $2.0B fire protection sector in the largest global markets.[1]

Long-Term Strategy: Grow fire services and industrial verticals with a capital-light model focusing on operating and manufacturing efficiencies to achieve higher margins, positioned to grow faster than the markets served.

Competitive Position: Delivery lead times, company-owned manufacturing footprint, and strong market share positions in top global markets create a barrier of entry and position Lakeland as the acquirer of choice.

Robust Execution: New strategies and execution translating into strong financial performance and FY25 guidance equating to at least 28% Y-o-Y top-line growth with positioning for mid-to-high single-digit organic growth.

Capital Allocation: Well-capitalized with accelerating free cash flow growth to support a strong balance sheet to fund acquisition strategy and initiatives above current guidance.

Management: Tenured new management has successfully executed a similar strategy to Lakeland's - a turnaround/efficiency focus with accretive acquisitions and synergies to accelerate growth and create value.

NASDAQ: LAKE

LTM Revenue[1]	$151.8M
LTM Adj. EBITDA excluding FX[1]	$14.7M
Share Price[2]	$22.43
52 Week Range[2]	$14.08 - $26.10
Market Cap[2]	$166.1M
Enterprise Value[3]	$166.1M
Cash[1]	$15.8M
Debt[1]	$31.1M
Employees	~1,900
Locations	18 in 14 countries
Distribution	~2,000 Distributors in 78 countries

1. At 10/31/24
2. As of 12/02/24
3. Calculated with share price as of 12/02/24 and cash & debt as of 10/31/24.

1) Largest Fire Protection markets include US, Germany, and Australia.

Mission-Critical Product Portfolio

FIRE

Products
- NFPA-certified Fire Turnout Gear
- CE-certified Fire Turnout Gear
- Pacific brand of safety helmets
- Jolly brand of fire boots
- Particulate Blocking Hoods
- Fire Gloves

Applications
- Professional and Volunteer Fire
- Structural Fire Fighting
- Wildland Fire Fighting
- Search and Rescue



INDUSTRIAL

Products
- Chemical Suits
- PPE / Disposable Coveralls
- FR/AR Performance Wear
- High Visibility
- Jolly and Cosmas brand of safety boots

Applications
- Energy
- Clean Room
- Utilities
- Industrial
- Healthcare



Global Head-to-Toe Fire Portfolio



	Background & Product Portfolio	Highlights
LAKELAND PACIFIC HELMETS **Headquarters** Whanganui, New Zealand	**Product Focus** ▪ Fire and emergency services helmets **Markets** ▪ Oceania, North America, Other	▪ Premium product line with a global reputation for safety and design ▪ Highly innovative and R&D driven organization ▪ Complements existing Lakeland turnout gear offering ▪ Attractive cross-selling opportunities globally, especially in the U.S.
LAKELAND FIRE + SAFETY **Headquarters** Huntsville, Alabama LAKELAND EAGLE FR **Headquarters** Manchester, UK	**Product Focus** ▪ Firefighter Suits & Apparel ▪ Industrial FR Apparel **Markets** ▪ U.S., Europe, LATAM, Africa, Asia, India and Middle East	▪ Asset-light value chain provides potential in-sourcing synergy opportunities as well as access to new suppliers ▪ Focus on product innovations and R&D expertise to compete and take market share ▪ Expands and diversifies Lakeland's customer base, most of which are on multi-year contracts ▪ Complementary product lines to Lakeland's existing portfolio that greatly benefit Lakeland's differentiated product offering, particularly within fire service protective clothing ▪ Bolsters Lakeland's sales presence and activities in EMEA and South America
LAKELAND LHD **Headquarters** Wesseling, Germany	**Product Focus** ▪ Firefighter turnout gear & accessories, PPE cleaning, repair, and maintenance **Markets** ▪ Europe, Asia, Oceania	▪ Enhanced global fire services footprint in Germany and Australia, two of the three largest fire markets in the world, as well as Asia. ▪ Protective clothing maintenance ensures longevity and effectiveness of firefighting gear with an attractive recurring revenue stream. ▪ Structural, wildland, and industrial fire and rescue gear, technical rescue equipment, and station wear complement Lakeland's other fire services offerings.
LAKELAND JÖLLY **Headquarters** Montebelluna, Italy	**Product Focus** ▪ Fire, police, industrial, and military boots **Markets** ▪ Europe, Other	▪ Premium product line with a global reputation for quality and design ▪ Highly innovative and R&D driven organization ▪ Completes Lakeland's "head-to-toe" fire product offering ▪ Attractive cross-selling opportunities globally

Fiscal 2025 3rd Quarter Highlights & FY2025 Guidance

Q3-FY25 Highlights

- Net sales growth of 45%
- High-value, strategic product line growth, led by a 245% increase in fire services
- GM% affected by acquired companies
- Adjusted EBITDA improved with additional expected profit in ending inventory to realize before end of FY25

Revenue	**$45.8 million**
Gross Margin	40.6%
Adjusted EBITDA excluding FX	$4.7 million
Adjusted EBITDA excluding FX Margin	10.3%

FY25 Guidance reaffirmed

- FY25 Revenue of at least $165 million
- FY25 Adjusted EBITDA excluding FX of at least $18 million

Q3-FY25 Revenue

(Note: Lakeland's fiscal year end is January 31)


GEOGRAPHY
34%
31%
8%
9%
11%
7%
USA
Europe
Other N.A.
Asia
Latin America
Other Foreign
PRODUCT LINE
27%
42%
11%
16%
4%
Disposables
Fire
Chemical
FR/AR Performance
High Visibility

Fiscal 2025 Third Quarter Financial Highlights

Net Sales


$31.7
$45.8
2024Q3
2025Q3

- Net sales increased $14.1 million, or 45%
- Sales of fire service products increased $13.8 million, or 246%

Gross Margin


42.2%
40.6%
2024Q3
2025Q3

- Gross margin decreased 162 bps to 40.6% due to acquired companies
- Improved Organic gross margin and profit in ending inventory more than offset by lower inorganic gross margin and additional costs from operations related to revenue growth

Diluted EPS


0.34
0.01
2024Q3
2025Q3

- Net income decreased by $2.5 million to 0.1 million due to $3.1 of non-recurring and non-cash expenses
- Resulted in EPS diluted income of $0.34 to $0.01

Adjusted EBITDA & Adjusted EBITDA Margin


$3.3
10.4%
$4.3
9.3%
$4.7
10.3%
2024Q3
2025Q3
2025Q3
Excl. FX

- Adjusted EBITDA was positively impacted by higher sales but correlated to higher manufacturing and operating expenses
- Adjusted EBITDA excluding FX was $4.7M for an AEBITDA margin of 10.3%

FQ3 TTM Revenue and Adjusted EBITDA

Revenue



$122.4
$124.7
$132.3
$137.7
$151.8
Oct-23 Nov-23 Dec-23 Jan-24 Feb-24 Mar-24 Apr-24 May-24 Jun-24 Jul-24 Aug-24 Sep-24 Oct-24

- TTM Revenue continues to grow, 24% increase year-over-year
- Expectations for full-year revenue guidance of at least $165 million

Adjusted EBITDA excluding FX



$14.2
$15.7
$16.5
$14.5
$14.7
Oct-23 Nov-23 Dec-23 Jan-24 Feb-24 Mar-24 Apr-24 May-24 Jun-24 Jul-24 Aug-24 Sep-24 Oct-24

- TTM Adjusted EBITDA excluding FX grew 3% year-over-year
- Expectations for full-year AEBITDA guidance of at least $18 million

FQ3 Gross Margin and Adjusted EBITDA Bridge

GROSS MARGIN %



42.2%
3.2%
1.4%
-3.1%
-1.5%
-1.6%
40.6%
2024Q3 GM
Organic Sales Mix
Profit in Ending Inventory
Acquired Company GM incl PPA
Add'l Manuf. Revenue Growth
Freight
2025Q3 GM

- Organic Gross Margin continued to improve
- Integration of newly acquired companies generating lower gross margin
- Higher manufacturing and freight costs related to revenue growth impacted GM%

ADJUSTED EBITDA



$3.3M
$2.4M
$0.6M
$1.3M
-$0.9M
-$0.5M
-$3.2M
$3.0M
$1.7M
$4.7M
2024Q2 Reported
Organic Sales Mix
Profit in Ending Inventory
Pacific Helmets Jolly Scarpe LHD
Freight
Manuf.
SG&A Incl. FX
2025Q3 Reported
FX
2025Q3 FX Adjusted

- Profitability from Organic sales increased
- Profit in ending inventory improved year over year
- Operating costs increased as a result of acquired SG&A and higher SG&A expenses
- FX expense as a result of currency devaluation in Argentina

REVENUE MIX-HISTORICAL AND PRO FORMA WITH ACQUISITIONS

Lakeland Organic FY24


44%
13%
11%
14%
13%
5%
USA
Europe
Other N.A.
Asia
Latin America
Other Foreign


40%
21%
17%
17%
5%
Disposables
Fire
FR/AR Performance
Chemical
High-Visibility

Lakeland Organic FY24 with full year Pacific Helmets, Jolly Scarpe, and LHD Group (pro forma)


32%
10%
23%
10%
8%
17%
USA
Asia
Europe
Latin America
Other N.A.
Other Foreign


29%
42%
12%
13%
4%
Disposables
Fire
FR/AR Performance
Chemical
High-Visibility

Q3-FY25 Revenue


34%
31%
8%
9%
11%
7%
USA
Europe
Other N.A.
Asia
Latin America
Other Foreign


27%
42%
11%
16%
4%
Disposables
Fire
Chemical
FR/AR Performance
High Visibility

Q3-FY25 Balance Sheet

	2025 Qtr 3	2024 Qtr 4
Cash and cash equivalents	15,839.3	25,221.8
Accounts Receivable	26,562.6	19,168.6
Inventories	72,720.9	51,250.7
Prepaid VAT and other taxes	2,815.4	2,753.1
Other Current Assets	7,358.3	3,111.4
Current Assets	125,296.5	101,505.6
Property and Equipment, Net	12,680.5	10,685.0
Operating Leases Right-of-Use Assets	14,424.2	10,968.5
Deferred Tax Assets	3,319.2	3,097.0
Other Assets	120.5	110.0
Equity Investment	4,379.1	4,718.6
Convertible debt instruments	3,068.0	2,161.0
Goodwill	22,397.0	13,669.2
Intangible Assets, Net	15,527.7	6,829.8
Non Current Assets	75,916.2	52,239.2
Assets	201,212.8	153,744.8

	2025 Qtr 3	2024 Qtr 4
Accounts Payable	16,710.9	7,377.5
Accrued Compensation and Benefits	4,533.2	3,920.7
Other Accrued Expenses	4,939.1	2,487.2
Income tax payable	-	1,453.6
Short-Term Borrowings	-	298.1
Accrued earnout	-	643.5
Current Portion of Operating Lease Liability	3,453.3	2,164.3
Current liabilities	29,636.5	18,344.9
Deferred Income Taxes	4,498.7	2,097.5
Long Term Portion of Debt	31,051.1	730.6
Long-Term Portion of Operating Lease Liability	11,338.7	9,120.9
Non Current Liablities	46,888.5	11,949.0
Liabilities	76,525.0	30,293.9
Common Stocks	87.6	87.2
Treasury Stocks	(19,978.5)	(19,978.5)
Additional Paid-In Capital	80,054.8	79,419.6
Retained Earnings	68,980.6	69,282.5
Accumulated Other Comprehensive Loss	(4,456.8)	(5,359.8)
Equity	124,687.8	123,450.9
Liabilities and Stockholders Equity	201,212.8	153,744.8

Q3-FY25 Cash Flow

	2025Q3	2024Q3	Variance
Net Income	320.6	1,319.9	-999.3
Deferred Income Taxes	-430.8	-176.2	-254.6
Depreciation and Amortization	3,011.4	533.4	2,478.0
Stock Based and Restricted Stock Compensation	1,081.4	407.5	673.9
Revaluation of Earnout Consideration	-711.5	-493.1	-218.4
Equity in (Earnings) Loss of Equity Investment	384.5	147.4	237.1
Accounts Receivable	-3,219.1	864.6	-4,083.8
Inventories	-11,957.9	177.5	-12,135.4
Prepaid VAT and Other Taxes	-217.6	-614.3	396.7
Other Current Assets	-2,339.2	-1,643.8	-695.5
Accounts Payable	7,196.8	1,180.8	6,015.9
Accrued Expenses and Other Liabilities	-4,146.9	1,854.3	-6,001.2
Other	-1,463.5	111.8	-1,575.2
Cash from Operating Activities	-12,491.9	3,670.0	-16,161.9
Cash from Investing Activities	-25,386.2	-690.0	-24,696.2
Cash from Financing Activities	28,250.9	-1,151.0	29,401.9
Effect of Exchange Rate Changes on Cash and Cash Equivalents	244.5	-447.0	691.5
Net Change in Cash and Cash Equivalents	**-9,382.7**	**1,382.0**	**-10,764.7**
Cash and Cash Equivalents at Beginning of Year	**25,221.8**	**24,639.1**	**582.7**
Cash and Cash Equivalents at End of Period	**15,839.1**	**26,021.1**	**-10,182.0**

- Cashflow from Operations decreased $16.2M due primarily to inventory build, changes in accounts receivable and accrued expenses, partially offset by an increase in accounts payable
- Lakeland consumed $9.0M in Cash in Q3-FY25

Inventory



Inventory
Quarter over Quarter
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2023Q4
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2
2025Q3
Organic
Pacific Helmets
Jolly Scarpe
LHD



Organic Inventory
Finished Goods vs Raw Materials
$40,000
$30,000
$20,000
$10,000
$0
2023Q4
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2
2025Q3
Finished Goods
Raw Materials
Work in Process

- Q3-FY25 Lakeland inventory is $72.7M
- Organic inventory is down $1.7M year over year
- Inventory of acquired companies is $17M

- Organic Finished Goods is $26.5M in Q3-FY25 down $2.1M year over year
- Organic Raw Materials is $27.9M in Q3-FY25 up $3.2M year over year

Fiscal 2025 Third Quarter Takeaways

- Net Sales Growth
- High-Value, Strategic Product Line Growth, Led By Fire Services
- Near Term Strategy
- Long Term Strategy
- Competitive Position
- Robust Execution
- Capital Allocation
- Management



LAKELAND FIRE + SAFETY
NASDAQ: LAKE

Q&A

Company
1525 Perimeter Parkway
Suite 325
Huntsville, AL 35806

Investor Relations
Chris Tyson
MZ Group
949-491-8235
LAKE@mzgroup.us

www.lakeland.com

APPENDIX

Fiscal 2025 Third Quarter Financial Summary

	THREE MONTHS ENDED October 31,		
	2024	2023	Variance
Net sales	$45,761	$31,678	44.5%
Gross Margin	40.6%	42.2%	-162bps
Adjusted EBITDA excluding FX	$4,726	$4,507	4.9%
Adjusted EBITDA excluding FX Margin	10.3%	14.2%	-390bps
Diluted EPS	$0.01	$0.34	-$0.33

($000's Except Share Information)

Non-GAAP Reconciliation – Q3

	THREE MONTHS ENDED October 31,	
	2024	2023
Net Income to EBITDA		
Net income (loss)	$86	$2,618
Interest expense	$490	$13
Taxes	$148	$937
Depreciation and amortization	$1,226	$577
EBITDA	$1,950	$4,145
EBITDA to Adjusted EBITDA (excluding non-cash expenses)		
EBITDA	$1,950	$4,145
Equity compensation	$455	$302
Other income (expense)	$84	$53
Acquisition expenses	$497	$0
Earnout revaluation	$0	-$1,511
Severance/Restructuring	$654	$96
New Monterrey, Mexico facility start-up costs	$447	$200
PFAS Litigation	$177	$0
Adjusted EBITDA	$4,264	$3,285

	THREE MONTHS ENDED October 31,	
	2024	2023
Adjusted EBITDA Margin		
Adjusted EBITDA	$4,264	$3,285
Divided by net sales	$45,761	$31,678
Adjusted EBITDA Margin	9.3%	10.4%
Adjusted EBITDA excluding FX		
Adjusted EBITDA	$4,264	$3,285
Currency Fluctuation	$462	$1,222
Adjusted EBITDA excluding FX	$4,726	$4,507
Adjusted EBITDA excluding FX Margin		
Adjusted EBITDA excluding FX	$4,726	$4,507
Divided by net sales	$45,761	$31,678
Adjusted EBITDA excluding FX Margin	10.3%	14.2%

($000's Except Share Information)

Non-GAAP Reconciliation – LTM

	LAST TWELVE MONTHS October 31,	
	2024	2023
Adjusted EBITDA to Adjusted EBITDA excluding FX		
Adjusted EBITDA	$10,723	$11,754
Currency Fluctuation	$3,731	$1,450
Adjusted EBITDA excluding FX	**$14,454**	**$13,204**

($000's Except Share Information)